THE CHEFS’ WAREHOUSE, INC. 8-K

Exhibit 10.1

AMENDMENT NO. 1

Dated as of July 23, 2014

to

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of April 25, 2012

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of July 23, 2014 by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida” and, together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent”), under that certain Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013, by and among the Borrowers, the other Loan Parties party thereto, the Lenders, the Administrative Agent and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrowers have requested that the Required Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Borrowers, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent hereby agree to enter into this Amendment.

1.                  Amendments to the Credit Agreement. Effective as of the date of satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)                Section 1.01 of the Credit Agreement is hereby amended to insert the following definitions in the appropriate alphabetical order:

“CW LV Real Estate” means CW LV Real Estate LLC, a Delaware limited liability company.

“CW LV Real Estate Indebtedness” means the Indebtedness incurred by CW LV Real Estate to obtain construction and permanent mortgage financing for a new warehouse facility in Las Vegas, Nevada, in an aggregate principal amount not to exceed $15,000,000.

“Impacted Interest Period” has the meaning assigned to such term in the definition of “LIBO Rate”.

“Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBOR Screen Rate for the longest period (for which the LIBOR Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the LIBOR Screen Rate for the shortest period (for which the LIBOR Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time.

“LIBOR Screen Rate” has the meaning assigned to such term in the definition of “LIBO Rate”.

(b)               The definition of “LIBO Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any applicable Interest Period, the London interbank offered rate administered by ICE Benchmark Administration (or any other Person that takes over the administration of such rate) for Dollars for a period equal in length to such Interest Period as displayed on pages LIBOR01 or LIBOR02 of the Reuters screen or, in the event such rate does not appear on either of such Reuters pages, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion (in each case the “LIBOR Screen Rate”) at approximately 11:00 a.m., London time, two (2) Business Days prior to the commencement of such Interest Period; provided that, if the LIBOR Screen Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement; provided, further, that if a LIBOR Screen Rate shall not be available at such time for such Interest Period (the “Impacted Interest Period”), then the LIBO Rate for such Interest Period shall be the Interpolated Rate; provided, that, if any Interpolated Rate shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement. It is understood and agreed that all of the terms and conditions of this definition of “LIBO Rate” shall be subject to Section 2.14.

(c)                Section 6.01 of the Credit Agreement is hereby amended to (i) delete the word “and” appearing at the end of clause (k) thereof, (ii) delete the reference to “$5,000,000” appearing in clause (l) thereof and replace such reference with a reference to “$10,000,000”, (iii) re-designate clause (l) thereof as clause (m) thereof and (iv) insert the following as a new clause (l) thereof:

“(l) the CW LV Real Estate Indebtedness; and”

(d)               Section 6.02 of the Credit Agreement is hereby amended to (i) delete the word “and” appearing at the end of clause (o) thereof, (ii) re-designate clause (p) thereof as clause (q) thereof and (iii) insert the following as a new clause (p) thereof:

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“(p) Liens on the assets of CW LV Real Estate securing the CW LV Real Estate Indebtedness; and”

2.                  Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that (i) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) the Administrative Agent shall have received counterparts of the Consent and Reaffirmation attached as Exhibit A hereto duly executed by the Loan Guarantors, (iii) the Administrative Agent shall have received an executed and effective amendment to the Prudential Note Agreement, which amendment shall be substantially consistent with this Amendment and otherwise reasonably satisfactory to the Administrative Agent, and (iv) the Administrative Agent shall have received payment and/or reimbursement of the Administrative Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced in an invoice dated on or prior to the date hereof, reasonable documented out-of-pocket fees and expenses of counsel for the Administrative Agent) in connection with this Amendment.

3.                  Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows:

(a)                This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)               As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Loan Parties set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date).

4.                  Reference to and Effect on the Credit Agreement.

(a)                Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)               Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c)                Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d)               This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.

5.                  Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

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6.                  Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.                  Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

DAIRYLAND USA CORPORATION

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

BEL CANTO FOODS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

JPMORGAN CHASE BANK, N.A.,
individually as a Lender, as the Swingline Lender, as the Issuing Bank, as Administrative Agent and as Collateral Agent

By:	/s/ Diane Bredehoft
Name:	Diane Bredehoft
Title:	Authorized Officer

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

GE CAPITAL BANK,
formerly known as GE CAPITAL FINANCIAL INC., as a Lender

By:	/s/ Woodrow Broaders, Jr.
Name:	Woodrow Broaders, Jr.
Title:	Duly Authorized Officer

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas Pizzo
Name:	Thomas Pizzo
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

BMO HARRIS FINANCING, INC.,
as a Lender

By:	/s/ Joan Spiotto
Name:	Joan Spiotto
Title:	Vice President

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Kenneth M. Blackwell
Name:	Kenneth M. Blackwell
Title:	Senior Vice President

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

EXHIBIT A

Consent and Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to Amended and Restated Credit Agreement with respect to that certain Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Dairyland USA Corporation, a New York corporation (“Dairyland”), The Chefs’ Warehouse Mid-Atlantic, LLC, a Delaware limited liability company (“CW Mid-Atlantic”), Bel Canto Foods, LLC, a New York limited liability company (“Bel Canto”), The Chefs’ Warehouse West Coast, LLC, a Delaware limited liability company (“CW West Coast”), and The Chefs’ Warehouse of Florida, LLC, a Delaware limited liability company (“CW Florida” and, together with Dairyland, CW Mid-Atlantic, Bel Canto and CW West Coast, the “Borrowers”), the other Loan Parties party thereto, the Lenders and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which Amendment No. 1 to Amended and Restated Credit Agreement is dated as of July 23, 2014 and is by and among the Borrowers, the financial institutions listed on the signature pages thereof and the Administrative Agent (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Administrative Agent, the Collateral Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Loan Guaranty and any other Loan Document executed by it and acknowledges and agrees that the Loan Guaranty and each and every such Loan Document executed by the undersigned in connection with the Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated:   July 23, 2014

[Signature Page Follows]

IN WITNESS WHEREOF, this Consent and Reaffirmation has been duly executed as of the day and year above written.

DAIRYLAND USA CORPORATION

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS’ WAREHOUSE MID-ATLANTIC, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

BEL CANTO FOODS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS’ WAREHOUSE WEST COAST, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS’ WAREHOUSE OF FLORIDA, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

THE CHEFS’ WAREHOUSE, INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

CHEFS’ WAREHOUSE PARENT, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

MICHAEL’S FINER MEATS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

MICHAEL’S FINER MEATS HOLDINGS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS’ WAREHOUSE MIDWEST, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE CHEFS’ WAREHOUSE PASTRY DIVISION, INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

QZ ACQUISITION (USA), INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

QZINA SPECIALTY FOODS NORTH AMERICA (USA), INC.

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

QZINA SPECIALTY FOODS, INC., a Florida corporation

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

QZINA SPECIALTY FOODS, INC., a Washington corporation

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

QZINA SPECIALTY FOODS (AMBASSADOR), INC.,

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

CW LV REAL ESTATE LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al

ALLEN BROTHERS 1893, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

THE GREAT STEAKHOUSE STEAKS, LLC

By:	/s/ John D. Austin
Name:	John D. Austin
Title:	CFO

Signature Page to Amendment No. 1 to

Amended and Restated Credit Agreement dated as of April 25, 2012, as amended and restated as of April 17, 2013

The Chefs’ Warehouse, Inc. et al